New Mountain Finance Corporation Announces Financial Results for the Quarter Ended September 30, 2026

Reports Third Quarter Adjusted Net Investment Income1 of $0.26 per Share and Declares a Fourth Quarter Distribution of $0.25 per Share

NEW YORK--(BUSINESS WIRE) — November 2, 2026 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended September 30, 2026.
Third Quarter and Recent Highlights2
•Adjusted net investment income1 of $24.1 million, or $0.26 per weighted average share
•Net asset value of $10.67 per share compared to $10.89 per share as of June 30, 2026
•Declared a fourth quarter 2026 distribution of $0.25 per share, payable on December 31, 2026, to holders of record as of December 17, 2026
•86% of the portfolio is rated green on our internal heatmap
•Funded the $150 million private placement of unsecured notes on October 1, 2026
•Extended the $150 million stock repurchase program through December 31, 2027, with ~$79.5 million remaining available

($ in millions, except per share data)	Q3 2026	Q3 2025
Net Investment Income per Weighted Average Share	$0.25	$0.32
Non-recurring Adjustments[1]	0.01	—
Adjusted Net Investment Income[1] per Weighted Average Share	$0.26	$0.32
Regular Dividends Paid per Share in Quarter	$0.25	$0.32
Annualized Dividend Yield[3]	14.2%	13.2%

	September 30, 2026	June 30, 2026
Investment Portfolio[4]	$2,265.7	$2,295.5
NAV per Share	$10.67	$10.89
Statutory Debt/Equity[5]	1.19x	1.16x
Statutory Debt/Equity (Net of Available Cash)[5]	1.15x	1.11x
Management Comments on Third Quarter Performance
“We continue to believe NMFC is undervalued, and our increasing internal ownership reflects our confidence in the Company’s long-term value,” said Steven B. Klinsky, NMFC Chairman and New Mountain Capital CEO. “In the third quarter, NMFC covered its dividend, and as we look into 2027, we believe NMFC has improving prospects.”
John R. Kline, NMFC CEO, added: “We’re seeing positive underlying performance in many of our equity and PIK-yielding positions and remain focused on monetizations. Our objective is to reinvest proceeds into first-lien, cash-paying assets to improve portfolio diversification and enhance income quality.”

Portfolio and Investment Activity4
As of September 30, 2026, the Company’s NAV2 was $1,008.0 million and its portfolio had a fair value of $2,265.7 million of investments in 110 portfolio companies, with a weighted average YTM at Cost6 of approximately 12.0%. For the three months ended September 30, 2026, the Company originated $10.3 million of investments7, offset by $35.8 million of repayments7 and $8.1 million of sales.
Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value8

Business Services		Healthcare
Utility & Data Center Services	7.2%	Healthcare Services	9.3%
Real Estate Services	4.8%	Healthcare IT & Tech-Enabled Services	6.0%
Insurance & Benefits Services	4.5%	Healthcare Products	2.2%
Misc Services	2.4%	Pharma Services	1.8%
Digital Transformation	1.7%	Total Healthcare	19.3%
Data & Information Services	1.5%
Compliance Services	1.4%	Financial Services & Technology
Field Services	1.3%	Financial Services	3.5%
Engineering & Consulting Services	0.9%	Integrated Payments	2.3%
Total Business Services	25.7%	Financial Technology	1.4%
		Total Financial Services & Technology	7.2%
Software
ERP	7.2%	Other Industries
IT Infrastructure & Security	4.7%	Consumer Services	7.5%
Finance & Accounting	4.6%	Education	6.3%
Human Capital Management	2.3%	Distribution & Logistics	5.3%
Commerce & Supply Chain	0.9%	Packaging	4.5%
Governance, Risk & Compliance	0.2%	Other	4.3%
Total Software	19.9%	Total Other Industries	27.9%

The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of September 30, 2026:

(in millions)	As of September 30, 2026
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark[11]
Green[9]	$2,036.0	82.0%	$1,950.6	86.1%	95.2%
Yellow[4]	353.1	14.2%	266.1	11.7%	69.5%
Orange	79.8	3.2%	47.3	2.1%	69.8%
Red	15.1	0.6%	1.7	0.1%	10.8%
Total	$2,484.0	100.0%	$2,265.7	100.0%

As of September 30, 2026, most of the investments in the Company’s portfolio had a Green Risk Rating, with the exception of seventeen portfolio companies that had a Yellow Risk Rating, six portfolio companies that had an Orange Risk Rating and one portfolio company that had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of September 30, 2026:

(in millions)
Investment Portfolio Composition	September 30, 2026	Percent of Total
First Lien	$1,430.9	63.2%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	378.6	16.7%
Second Lien	68.1	3.0%
Subordinated	101.7	4.5%
Preferred Equity	160.3	7.1%
Common Equity and Other[10]	126.1	5.5%
Total	$2,265.7	100.0%
Liquidity and Capital Resources
As of September 30, 2026, the Company had cash and cash equivalents of $41.9 million and total statutory debt outstanding of $1,199.7 million5. The Company's statutory debt to equity was 1.19x (or 1.15x net of available cash) as of September 30, 2026. Additionally, the Company's wholly-owned SBIC subsidiaries had $120.0 million of SBA-guaranteed debentures outstanding as of September 30, 2026. As of September 30, 2026, the Company had $815.4 million of available capacity on its Holdings Credit Facility, NMFC Credit Facility, October 2028 Notes, October 2031A Notes, October 2031B Notes and Unsecured Management Company Revolver. Subsequent to quarter-end, the Company funded the $150.0 million private placement of unsecured notes on October 1, 2026 and reduced the Holdings Credit Facility commitment from $450.0 million to $350.0 million on October 2, 2026. On October 20, 2026, the SBA confirmed that SBIC I had repaid all of its outstanding debentures and approved SBIC I’s request to surrender its SBIC license.
Third Quarter 2026 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Tuesday, November 3, 2026. To participate in the live earnings conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (646) 769-9200
•International: (800) 330-6710
•Access Code: 9184256
•Live Audio Webcast
A replay of the conference call will be available for one year following the call. To access the earnings webcast replay please visit the New Mountain Investor Relations website.

For additional details related to the quarter ended September 30, 2026, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Adjusted net investment income for Q3 2026 excludes $0.6 million of accelerated deferred financing costs, comprising $0.4 million related to the commitment decrease of the Holdings Credit Facility, $0.2 million related to the full and partial repayment of the SBIC I and SBIC II SBA-guaranteed debentures and a corresponding incentive fee adjustment.
(2)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(3)The Q3 2026 dividend yield calculation uses the closing stock price of $7.03 on October 30, 2026 and includes annualized dividends of $0.25 per share, to be paid in Q4 2026. The Q3 2025 dividend yield calculation uses the closing stock price of $9.67 on October 31, 2025 and includes annualized dividends of $0.32 per share, which were paid in Q4 2025.
(4)Includes claim related to the collateralized agreement to resell.
(5)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(6)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Index Average Rate (“SONIA”), Euro Interbank Offered Rate (“EURIBOR”) and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(7)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales exclude revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(8)Excludes NMFC Senior Loan Program III LLC (“SLP III”), NMFC Senior Loan Program IV LLC (“SLP IV”), Structured Finance Obligations and NMNLC.
(9)Includes investments held in NMNLC.
(10)Includes investments classified as structured finance obligations and claim related to the collateralized agreement to resell.
(11)Does not include unfunded commitments, common equity investments, SLPs, NMNLC, or non-yielding preferred investments.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	September 30, 2026	December 31, 2025
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,664,543 and $2,060,391, respectively)	$1,559,410	$2,002,306
Non-controlled/affiliated investments (cost of $136,025 and $131,221, respectively)	69,692	60,702
Controlled investments (cost of $653,422 and $720,503, respectively)	630,860	679,005
Total investments at fair value (cost of $2,453,990 and $2,912,115, respectively)	2,259,962	2,742,013
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	5,700	13,500
Cash and cash equivalents	41,912	80,718
Interest and dividend receivable	31,675	38,549
Receivable from broker	60	—
Receivable from affiliates	53	381
Derivative asset at fair value	—	5,647
Receivable from unsettled securities sold	—	4,138
Other assets	13,339	17,907
Total assets	$2,352,701	$2,902,853
Liabilities
Borrowings
Unsecured Notes	$778,013	$991,585
Holdings Credit Facility	391,446	420,063
SBA-guaranteed debentures	120,000	196,205
NMFC Credit Facility	30,212	81,074
Deferred financing costs (net of accumulated amortization of $50,994 and $45,302, respectively)	(15,470)	(17,875)
Net borrowings	1,304,201	1,671,052
Derivative liability at fair value	9,296	366
Interest payable	7,454	11,892
Management fee payable	7,312	9,176
Incentive fee payable	4,160	3,018
Deferred tax liability	1,838	1,819
Payable for unsettled securities purchased	168	463
Payable to broker	—	14,630
Other liabilities	4,064	2,181
Total liabilities	1,338,493	1,714,597
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 107,851,929 and 107,851,929 shares issued, respectively, and 94,452,390 and 102,638,388 shares outstanding, respectively	1,079	1,079
Paid in capital in excess of par	1,354,726	1,354,726
Treasury stock at cost, 13,399,539 and 5,213,541 shares held, respectively	(117,515)	(51,952)
Accumulated overdistributed earnings	(230,243)	(121,676)
Total net assets of New Mountain Finance Corporation	$1,008,047	$1,182,177
Non-controlling interest in New Mountain Net Lease Corporation	6,161	6,079
Total net assets	$1,014,208	$1,188,256
Total liabilities and net assets	$2,352,701	$2,902,853
Number of shares outstanding	94,452,390	102,638,388
Net asset value per share of New Mountain Finance Corporation	$10.67	$11.52

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$35,311	$49,811	$110,509	$155,508
PIK interest income	3,602	2,968	8,497	8,812
Dividend income	147	179	2,304	1,242
Non-cash dividend income	1,272	4,026	3,464	12,432
Other income	1,349	1,436	4,368	3,640
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	324	322	959	989
PIK interest income	1,330	1,132	3,774	3,176
Dividend income	689	—	689	—
Non-cash dividend income	352	304	1,753	2,279
Other income	63	63	188	188
From controlled investments:
Interest income (excluding PIK interest income)	1,594	1,665	6,511	5,172
PIK interest income	1,694	3,505	4,907	10,093
Dividend income	8,671	11,818	31,285	36,199
Non-cash dividend income	3,555	2,925	10,165	7,374
Other income	461	375	1,310	2,578
Total investment income	60,414	80,529	190,683	249,682
Expenses
Interest and other financing expenses	22,867	31,720	72,845	94,232
Management fee	7,312	9,619	22,880	29,611
Incentive fee	5,548	7,345	17,417	23,563
Professional fees	894	924	2,978	3,413
Administrative expenses	806	916	2,771	3,204
Other general and administrative expenses	681	478	1,755	1,325
Total expenses	38,108	51,002	120,646	155,348
Less: management and incentive fees waived	(1,387)	(4,544)	(8,932)	(8,952)
Net expenses	36,721	46,458	111,714	146,396
Net investment income before income taxes	23,693	34,071	78,969	103,286
Income tax expense	—	29	23	18
Net investment income	23,693	34,042	78,946	103,268
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(530)	8	(58,933)	12,324
Controlled investments	(2)	1	(18,593)	38,899
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(14,408)	(8,977)	(46,117)	(33,783)
Non-controlled/affiliated investments	(1,946)	(9,736)	4,186	(23,555)
Controlled investments	(2,905)	(2,851)	18,937	(53,833)
Securities purchased under collateralized agreements to resell	—	—	(7,800)	—
Foreign currency	9	(120)	(97)	482
Provision for taxes	(168)	(25)	(22)	(68)
Net realized and unrealized losses	(19,950)	(21,700)	(108,439)	(59,534)
Net increase (decrease) in net assets resulting from operations	3,743	12,342	(29,493)	43,734

Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(264)	(153)	(699)	(358)
Net increase (decrease) in net assets resulting from operations related to New Mountain Finance Corporation	$3,479	$12,189	$(30,192)	$43,376
Basic earnings (loss) per share	$0.04	$0.11	$(0.31)	$0.40
Weighted average shares of common stock outstanding - basic	94,452,390	106,016,542	96,471,368	107,199,318
Diluted earnings (loss) per share	$0.04	$0.11	$(0.31)	$0.40
Weighted average shares of common stock outstanding - diluted	94,452,390	125,036,696	96,471,368	126,201,036
Distributions declared and paid per share	$0.25	$0.32	$0.82	$0.96

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $60 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $60 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountainfinance.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505